UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2013

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road, Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On April 4, 2013, Hanesbrands Inc. (the “Company”) issued a press release (i) providing preliminary financial results for the first quarter ended March 30, 2013, (ii) reaffirming its full-year earnings, sales and financial guidance for 2013 and (iii) announcing the declaration of a regular quarterly dividend on its common stock in the amount of $0.20 per share, payable on June 3, 2013 to stockholders of record as of May 20, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 contains disclosures about about free cash flow, which is not calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Free cash flow is defined as net cash provided by operating activities less net capital expenditures. While the Company’s management believes that free cash flow is a useful measure of the cash-generating ability of the Company relative to capital expenditures and financial performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP. A reconciliation of free cash flow to net cash provided by operating activities, calculated and presented in accordance with GAAP, is included in Exhibit 99.1.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s Annual Meeting of Stockholders held on April 3, 2013 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Hanesbrands Inc. Omnibus Incentive Plan (the “Plan”). The Board of Directors of the Company (the “Board”) previously approved the amendment and restatement of the Plan on January 29, 2013, subject to stockholder approval. The amendments to the Plan include:

•	An increase in the number of shares authorized for issuance under the Plan by 2,700,000 shares;

•	An extension of the term of the Plan by 10 years;

•	Eliminating the recycling of, among other things, shares tendered or withheld for payment of the exercise price of the award or to satisfy withholding taxes;

•	Requiring dividend equivalents on unvested awards to be held in escrow until vesting;

•	Limiting the value of awards that may be granted to a non-employee director during any fiscal year to $1 million;

•	Automatic exercise of any options or stock appreciation rights that are in the money on the expiration date; and

•	Certain other administrative changes.

The foregoing summary of the Plan is qualified in its entirety by reference to the copy of the Plan that is attached to this Current Report on Form 8-K as Exhibit 10.1. For additional information regarding the Plan, please refer to “Proposal 2 – Approval of the Amended and Restated Hanesbrands Inc. Omnibus Incentive Plan” on pages 10-17 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 21, 2013 (the “Proxy Statement”), which is incorporated herein by reference as Exhibit 10.2.

Item 5.07    Submission of Matters to a Vote of Security Holders

A total of 89,684,250 shares of the Company’s common stock (approximately 91.2% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting, in person or by proxy. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-votes
Lee A. Chaden	79,524,974	2,841,133	—	7,318,143
Bobby J. Griffin	79,543,563	2,822,544	—	7,318,143
James C. Johnson	79,527,793	2,838,314	—	7,318,143
Jessica T. Mathews	79,560,780	2,805,327	—	7,318,143
J. Patrick Mulcahy	79,512,151	2,853,956	—	7,318,143
Ronald L. Nelson	78,221,912	4,144,195	—	7,318,143
Richard A. Noll	79,119,809	3,246,298	—	7,318,143
Andrew J. Schindler	79,393,316	2,972,791	—	7,318,143
Ann E. Ziegler	79,495,994	2,870,113	—	7,318,143

Approval of the Amended and Restated Hanesbrands Inc. Omnibus Incentive Plan

The stockholders of the Company approved the amended and restated Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
79,060,862	3,120,526	184,719	7,318,143

Non-Binding, Advisory Vote Regarding Executive Compensation

The stockholders of the Company approved, by a non-binding, advisory vote, executive compensation as disclosed in the Proxy Statement for the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
80,771,481	1,173,219	421,407	7,318,143

Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
88,640,175	872,761	171,314	—

Item 7.01    Regulation FD Disclosure

Exhibit 99.1 to this Current Report on Form 8-K includes forward-looking financial information that is expected to be discussed today (April 4, 2013) during the Company’s previously announced investor meeting to review business strategies and goals for registered participants in Las Vegas. The live Internet broadcast, which will include audio and slides, will begin at 3 p.m. PDT (6 p.m. EDT) and is expected to last up to approximately one hour. The live webcast and an archived replay may be accessed from the home page or the investors section of the HanesBrands corporate website, www.HanesBrands.com. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

Exhibits

10.1	Hanesbrands Inc. Omnibus Incentive Plan (As Amended and Restated)
10.2	Definitive Proxy Statement, filed on Schedule 14A with the Securities Exchange Commission on February 21, 2013 and incorporated herein by reference
99.1	Press release dated April 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2013	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

10.1	Hanesbrands Inc. Omnibus Incentive Plan (As Amended and Restated)
10.2	Definitive Proxy Statement, filed on Schedule 14A with the Securities Exchange Commission on February 21, 2013 and incorporated herein by reference
99.1	Press release dated April 4, 2013